77Q1 - Other Exhibits

77Q1d - Amended and Restated Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940 effective as of August 21, 2014, filed via EDGAR (as Exhibit n.1) with Post-Effective Amendment No. 74 to VOT's Registration Statement (File No. 033-65137) on November 12, 2014, and incorporated herein by reference.

77Q1e -Subadvisory Agreement between Virtus Investment Advisers,
Inc. and Rampart Investment Management Company, LLC, effective as of December 8, 2014, filed via EDGAR herewith.